                                                                   Exhibit 10.25


                           BRIDGESTREET CANADA, INC.

                           -------------------------

                         FIRST CHICAGO NBD BANK, CANADA

                         ------------------------------

                   $6,000,000 Canadian Dollar Line of Credit

                   -----------------------------------------

                                 April 29, 1999


1. Fourth Amendment to Revolving Credit Agreement among Bridgestreet Accommodations, Inc., Fleet National Bank, Bank One, N.A., and Fleet as agent, adding Bridgestreet Canada, Inc. as a borrower and First Chicago NBD Bank, Canada as a Bank

2. Promissory Note Agreement between Bridgestreet Canada, Inc. and First Chicago NBD Bank dated April 29, 1999

3. Resolution of Board of Directors of Bridgestreet Accommodations, Inc. authorizing negotiation of loans with First Chicago NBD Bank, Canada

                 FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT
                 ----------------------------------------------


         This Fourth Amendment to Revolving Credit Agreement ("this Amendment") is made as of the 29th day of April, 1999 by and among Bridgestreet Accommodations, Inc. f/k/a Bridgestreet International, Inc. ("Borrower"), a Delaware corporation having its principal place of business at 2242 Pinnacle Parkway, Twinsburg, OH 44087; Bridgestreet Canada, Inc., a wholly-owned subsidiary of Borrower and an Ontario corporation having its principal place of business at 1000 Yonge Street, #301, Toronto, Canada M4W 2K2 ("Bridgestreet Canada"); Fleet National Bank, a national banking association ("Fleet"); Bank One, N.A., a national banking association ("Bank One"); First Chicago NBD Bank, Canada, a chartered bank incorporated under the laws of Canada ("First Chicago"); and Fleet National Bank, as agent for itself, Bank One and First Chicago (the "Agent").

                                    RECITALS
                                    --------

         WHEREAS, the Borrower, Fleet, Bank One and Agent have previously entered into that certain Revolving Credit Agreement, dated as of March 31, 1997, as amended (the "Credit Agreement");

         WHEREAS, the parties hereto now desire to amend the Credit Agreement in certain respects in order to: (i) add First Chicago as a "Bank" thereunder with respect to the Canadian Sublimit described herein, and (ii) add Bridgestreet Canada as a party thereto eligible to borrow under the Canadian Sublimit.

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree to modify and amend the Credit Agreement as follows:

         Section 1. DEFINITIONS. All capitalized terms used herein without definition shall have their respective meanings provided therefor in the Credit Agreement.

         Section 2. AMENDMENT OF SPECIFIC PROVISIONS. The following specific provisions of the Credit Agreement are hereby modified and amended as follows:

         (a) Section 1.1 of the Credit Agreement is hereby amended by adding or substituting thereto the following definitions, in each case to be inserted in alphabetical order in the listing of definitions therein:

         "APPLICABLE CANADIAN MARGIN. For each period commencing on an Adjustment Date through the date immediately preceding the next Adjustment Date (each, a "Rate Adjustment Period"), the Applicable Canadian Margin shall be the applicable margin set forth below with respect to the Borrower's Leverage Ratio, as determined for the period ending on the fiscal quarter ended immediately preceding the applicable Rate Adjustment Period."

--------------------------------------------------------------------
INTEREST RATES
--------------------------------------------------------------------
LEVERAGE RATIO         CANADIAN PRIME RATE       COST OF FUNDS LOANS
                       LOANS
--------------------------------------------------------------------
less than
or equal to 1.25:1           1.50%                     1.75%
--------------------------------------------------------------------
greater
than 1.25:1                  1.75%                     2.00%
--------------------------------------------------------------------

         In the event the Borrower fails to deliver any compliance certificate pursuant to Section 7.4(c) hereof, then, for the period commencing on the next Adjustment Date to occur subsequent to such failure through the date immediately following the date on which such compliance certificate is delivered, the Applicable Canadian Margin shall be the highest Applicable Canadian Margin set forth above."

         "BRIDGESTREET CANADA. Bridgestreet Canada, Inc., a Subsidiary of the Borrower and an Ontario corporation having its principal place of business located at 1000 Yonge Street, #301, Toronto, Canada M4W 2K2."

         "CANADIAN PRIME RATE. At any time, the annual rate of interest most recently announced and made effective by First Chicago at its head office in Toronto, Ontario, Canada, as its 'Canadian Prime Rate.' Such rate is used for reference purposes only and is not necessarily the best or lowest rate charged by First Chicago to its most substantial or creditworthy customers and serves only as the basis upon which effective rates of interest are calculated for obligations making reference thereto."

         "CANADIAN SUBLIMIT. The discretionary line of credit extended by First Chicago to Bridgestreet Canada pursuant to Section 2.9 hereof in the maximum amount outstanding at any one time not to exceed the lesser of US $5,000,000 or Canadian $6,000,000 to be used by Bridgestreet Canada for general corporate purposes."

         "COMMITMENT. With respect to each Bank other than First Chicago, the amount set forth on SCHEDULE I hereto as the amount of such Bank's commitment to make Revolving Credit Loans of US Dollars to the Borrower, as the same may be reduced from time to time pursuant to
         Section 2.3; or if such commitment is terminated pursuant to the provisions hereof, zero; provided, however, that the amount of the commitment of Bank One shall be reduced by the US Dollar equivalent (computed by the Agent at its selling rate for Canadian Dollars) of all Revolving Credit Loans outstanding from time to time pursuant to the Canadian Sublimit, and the Commitment Percentages of Fleet and Bank One shall be adjusted accordingly."



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


         "COST OF FUNDS. With respect to First Chicago shall mean its costs of funding a Revolving Credit Loan with a term exceeding 30 days made pursuant to the Canadian Sublimit, as determined by First Chicago in its sole discretion.

         "COST OF FUNDS LOAN. A Revolving Credit Loan bearing interest at a rate computed by reference to First Chicago's Cost of Funds.

         "CURRENT SUBSIDIARIES. The entities listed on SCHEDULE 6.19, as such schedule may be amended from time to time."

         "FIRST CHICAGO. First Chicago NBD Bank, Canada, a chartered bank incorporated under the laws of Canada

         "FOREIGN SUBSIDIARY. Each Subsidiary of the Borrower that is organized under the laws of any jurisdiction other than the United States or any state thereof."

         "INTEREST PERIOD. (a) With respect to each Revolving Credit Loan not made pursuant to the Canadian Sublimit, initially, the period commencing on the Drawdown Date of such Loan and ending on the last day of one of the periods set forth below, as selected by the Borrower in a Revolving Credit Loan Request (i) for any Prime Rate Loan, the last day of each calendar quarter; (ii) for any Eurodollar Rate Loan, 1, 2 or 3 months; and thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Revolving Credit Loan and ending on the last day of one of the periods set forth above, as selected by the Borrower in a Conversion Request;

         (b) With respect to each Revolving Credit Loan made pursuant to the Canadian Sublimit, the period commencing on the Drawdown Date thereof and ending on the last day of each month,

         provided that all of the foregoing provisions relating to Interest Periods are subject to the following:

              (a) if any Interest Period with respect to a Eurodollar Rate Loan would otherwise end on a day that is not a Eurodollar Business Day, that Interest Period shall be extended to the next succeeding Eurodollar Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Eurodollar Business Day;

              (b) if any Interest Period with respect to a Prime Rate Loan or a Cost of Funds Loan would end on a day that is not a Business Day, that Interest Period shall end on the next succeeding Business Day;


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              (c)      if the Borrower shall fail to give notice as provided in
                       Section 2.7 or Section 2.9 hereof, the Borrower shall be deemed to have requested a conversion of the affected Eurodollar Rate Loan or Cost of Funds Loan to a Prime Rate Loan and the continuance of all Prime Rate Loans as Prime Rate Loans on the last day of the then current Interest Period with respect thereto;

              (d) any Interest Period relating to any Eurodollar Rate Loan that begins on the last Eurodollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Eurodollar Business Day of a calendar month; and

              (e) any Interest Period relating to any Eurodollar Rate Loan or a Cost of Funds Loan that would otherwise extend beyond the Revolving Credit Loan Maturity Date shall end on the Revolving Credit Loan Maturity Date.

         "PRIME RATE LOANS. Revolving Credit Loans bearing interest calculated by reference to the Prime Rate or, in the case of Revolving Credit Loans made pursuant to the Canadian Sublimit, calculated by reference to the Canadian Prime Rate.

         "REVOLVING CREDIT LOANS. Revolving credit loans made or to be made by the Banks other than First Chicago to the Borrower pursuant to Section
         Section 2. 1 through 2.8 hereof, and revolving credit loans made or to be made by First Chicago pursuant to the Canadian Sublimit referred to in Section 2.9.

         "TYPE. As to any Revolving Credit Loan not made pursuant to the Canadian Sublimit, its nature as a Prime Rate Loan or a Eurodollar Rate Loan, and, in the case of a Revolving Credit Loan made pursuant to the Canadian Sublimit, its nature as a Prime Rate Loan or a Cost of Funds Loan."

         (b) SCHEDULE I is hereby substituted for SCHEDULE I to the Credit Agreement, and SCHEDULE 6.19 hereto is hereby substituted for SCHEDULE
         6.19 to the Credit Agreement.

         (c) The second sentence of Section 2.1 is hereby amended to read in its entirety as follows:

         "The Revolving Credit Loans shall be made PRO RATA in accordance with each Bank's Commitment Percentage, except as provided in Section 2.9; provided, however, that during such time as the Bank One Commitment is reduced to zero but the Fleet Commitment is not reduced to zero, Fleet shall make such Revolving Credit Loans or portions thereof not funded by Bank One.


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

         (d) The first sentence of Section 2.4 is hereby amended to read in its entirety as follows:

         "2.4 THE REVOLVING CREDIT NOTES. The Revolving Credit Loans shall be evidenced by separate promissory notes of the Borrower in substantially the form of EXHIBIT A hereto or, in the case of Revolving Credit Loans made pursuant to the Canadian Sublimit, by the promissory note of Bridgestreet Canada payable to the order of First Chicago in substantially the form of EXHIBIT A-1 hereto."

         (e) EXHIBIT A-1 is hereby added to the Credit Agreement following EXHIBIT A.

         (f) The following Sections 2.9 and 2.10 are hereby added to the Credit Agreement following Section 2.8 thereof.

         "2.9 CANADIAN SUBLIMIT.

         2.9.1 Subject to such terms and conditions as First Chicago may from time to time impose, First Chicago severally agrees to make available to Bridgestreet Canada for general corporate purposes, a line of credit for not more than two revolving credit loans of Canadian Dollars up to a maximum aggregate amount not to exceed Canadian $6,000,000 (the 'Canadian Sublimit'). Each such Revolving Credit Loan shall be made on not less than two Business Days' notice to First Chicago and the Agent and shall be subject to First Chicago's discretion in each instance. The Canadian Sublimit shall expire on the Revolving Credit Loan Maturity Date. Revolving Credit Loans under the Canadian Sublimit shall be made by First Chicago (and no other Bank) and shall be made available directly to Bridgestreet Canada by First Chicago and not through the Agent. First Chicago shall notify the Agent promptly after the disbursement of the proceeds of any Revolving Credit Loan under the Canadian Sublimit.

         2.9.2 Revolving Credit Loans pursuant to the Canadian Sublimit shall be payable on demand and shall bear interest at the Canadian Prime Rate plus the Applicable Canadian Margin unless Bridgestreet Canada shall have requested at least three Business Days prior to the Drawdown Date of such Revolving Credit Loan that it remain outstanding for a period of greater than 30 days, in which case Bridgestreet Canada may, so long as no Default or Event of Default shall have occurred and be continuing, elect that such a Revolving Credit Loan bear interest at a rate computed by reference to First Chicago's Cost of Funds plus the Applicable Canadian Margin. Upon such an election by the Borrower, First Chicago shall determine its Cost of Funds for the requested maturity of such Revolving Credit Loan and notify the Borrower of the same. Upon receipt of such notice Bridgestreet Canada may borrow such Revolving Credit Loan at the rate, for the term and upon such conditions as First Chicago may impose. In no event shall any Canadian Sublimit Loan have a maturity subsequent to the Revolving Credit Termination Date.



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
         2.9.3 Upon the maturity of any Cost of Funds Loan, such Cost of Funds Loan shall automatically convert to a Prime Rate Loan bearing interest at the Canadian Prime Rate plus the Applicable Canadian Margin unless the Borrower shall have requested that such Cost of Funds Loan continue to bear interest at a rate computed by reference to First Chicago's Cost of Funds at least three Business Days prior to such maturity date, and no Default or Event of Default shall have occurred and be continuing, in which case the procedure described in Section 2.9.2 shall apply to the renewal of such Cost of Funds Loan.

         2.9.4 Bridgestreet Canada shall give the Agent at least two Business Days' notice of any repayment of a Revolving Credit Loan under the Canadian Sublimit, and each such repayment shall be in the minimum amount of $100,000. Bridgestreet Canada shall not be entitled to make more than one repayment of Revolving Credit Loans outstanding under the Canadian Sublimit in any month, and amounts repaid with respect to such Revolving Credit Loans may not be reborrowed. Upon the effective date of any such repayment, the Commitment Percentages of Fleet and Bank One shall be adjusted to reflect the corresponding increase in Bank One's Commitment Percentage and Bank One shall pay to Fleet an amount sufficient to cause its share of outstanding Revolving Credit Loans of US Dollars to be equal to its Commitment Percentage as so adjusted. In the event that any such payment is not made by Bank One within one Business Day of receipt by First Chicago of such repayment, Bank One shall pay to Fleet an additional amount computed as provided in Section
         2.8.2 hereof for each Business Day thereafter until such payment is received by Fleet, and if any such payment is not made by Bank One within three Business Days of receipt by First Chicago of such repayment, Bank One shall pay to Fleet interest thereon from the date of receipt by First Chicago at a rate per annum equal to two percent (2%) above the Prime Rate until such amount shall be paid in full (after as well as before judgment). Promptly after receipt of notice of the disbursement of the proceeds of a Revolving Credit Loan under the Canadian Sublimit or receipt by Fleet of a payment from Bank One following repayment of such a Revolving Credit Loan, the Agent shall issue to Fleet and to Bank One a new Schedule I evidencing the respective Commitment Percentages and the dollar amounts of such Banks respective Commitments."

         (g) Section 7.13 is hereby amended, effective as of the Closing Date, to read in its entirety as follows:

         "7.13. ADDITIONAL SUBSIDIARIES. (a) The Borrower will not, and will not permit its Subsidiaries to, form or acquire any Subsidiaries except as permitted pursuant to Section 8.5 hereof. If, after the Closing Date, the Borrower acquires, either directly or indirectly, any Subsidiary in accordance with Section 8.5 hereof, it will notify the Agent five (5) Business Days prior to such acquisition and provide the Agent with an updated SCHEDULE 6.19, and will concurrently with the acquisition of any Subsidiary, pledge to the Agent all capital stock (or similar interests) of such Subsidiary pursuant to the Stock Pledge Agreement; provided, however, that the Borrower shall not be required to pledge more than 65% of the total combined voting power of all classes of capital stock of any Foreign Subsidiary entitled to vote owned by the Borrower until such time as the Borrower is required to deliver such remaining shares to the Agent pursuant to Section 7.15.

                  "(b) The Borrower shall cause each of its Material Subsidiaries (other than those that are Foreign Subsidiaries all of whose capital stock is not required to be pledged to the Agent pursuant to Section 7.13(a) or that are parties on the Closing Date to the Guaranty) to execute and deliver to the Agent, on a date no later than five (5) Business Days after such Person becomes a Material Subsidiary of the Borrower, an Instrument of Adherence to the Guaranty, together with such supporting documentation, including legal opinions and evidence of corporate authority as the Agent may reasonably request."

         (h) The following Section 7.15 is hereby added to the Credit Agreement following Section 7.14 thereof, effective as of the Closing Date:

         "7.15. FOREIGN SUBSIDIARIES SECURITY. If the Agent reasonably believes that appropriate changes have been made to the relevant provisions of the Internal Revenue Code as in effect on the Closing Date, the regulations and rules promulgated thereunder and any rulings issued thereunder the Agent may (or upon the reasonable request of the Majority Banks, shall) request that counsel for the Borrower acceptable to the Agent within 30 days after such request deliver evidence satisfactory to the Agent, with respect to any Foreign Subsidiary of the Borrower, that (i) a pledge of 66 2/3%% or more of the total combined voting power of all classes of capital stock of such Foreign Subsidiary entitled to vote owned by the Borrower or (ii) the execution, delivery and performance by such Foreign Subsidiary of an Instrument of Adherence to the Guaranty, in either case, would cause the earnings of such Foreign Subsidiary to be deemed a dividend to the Borrower or would otherwise violate a material applicable law or governmental or regulatory restriction or rule (including laws, rules, or restrictions of, or issued by, a government or regulatory authority of a foreign jurisdiction or would otherwise cause a material adverse monetary tax consequence to the Borrower), and in the case of a failure to deliver the evidence described in (i) above, (A) that portion of such Foreign Subsidiary's outstanding capital stock owned by the Borrower and not theretofore pledged pursuant to the Stock Pledge Agreement shall be pledged to the Agent, for the benefit of itself and the Banks pursuant to the Stock Pledge Agreement (or another pledge agreement in substantially similar form, if necessary in order to perfect such pledge), and (B) such Foreign Subsidiary, if it is a Material Subsidiary, shall execute and deliver an Instrument of Adherence to the Guaranty of the Obligations of the Borrower under the Loan Documents, in each case with all documents delivered pursuant to this Section 7.15 to be in form and substance satisfactory to the Agent."



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

         (i) Subsection 8.5.1(b)(iii) of the Agreement is hereby amended to read in its entirety as follows:


         "(iii) all of the assets material to the operation of the business of the Person being acquired or all or substantially all of the assets being acquired and material to the operation of the business of the Borrower shall be located in the United States of America."

         (j) Section 12.1(p) is hereby amended, effective as of the Closing Date, to read in its entirety as follows:

         "(p) Acquisition by any Person of 10% or more of the outstanding equity securities of any class of the Borrower, or the failure of individuals who are members of the Board of Directors of the Borrower on the Closing Date (together with any new or replacement directors whose initial nomination for election was approved by a majority of the directors who were either directors on the Closing Date or previously so approved) to constitute a majority of the Board of Directors of the Borrower."

         (k) The following Section 18.10 is hereby added to the Credit Agreement following Section 18.09 thereof:

         "18.10. RESTRICTIONS ON ASSIGNMENT BY FIRST CHICAGO. First Chicago agrees that it will not grant participations in or otherwise assign any interest in Revolving Credit Loans outstanding pursuant to the Canadian Sublimit to any Person who is not resident in Canada for the purposes of the Income Tax Act (Canada) other than Fleet."

         SECTION 3. CONFIRMATION OF STOCK PLEDGE AGREEMENT. The parties hereto agree that all references to the "Credit Agreement" contained in the Stock Pledge Agreement and all Supplements thereto shall mean or refer to the Credit Agreement as amended and supplemented by this Amendment and as it may be further amended, supplemented, modified and restated and in effect from time to time, including without limitation any such amendment, supplement, modification or restatement which increases the amount of Indebtedness owing by the Borrower thereunder.

         SECTION 4. LOAN DOCUMENTS RATIFIED AND CONFIRMED. The Credit Agreement, the Notes and each of the other Loan Documents, as specifically supplemented or amended by this Amendment and the other documents executed in connection herewith, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the collateral described therein do, and shall continue to, secure the payment of all obligations of the Borrower under the Loan Documents, in each case as amended or supplemented pursuant to this Amendment.

         SECTION 5. REPRESENTATIONS AND WARRANTIES. (i) The Borrower hereby makes the following representations and warranties to Fleet, Bank One and the Agent in connection herewith.

         (a) REPRESENTATIONS IN LOAN DOCUMENTS. Each of the representations and warranties made by or on behalf of the Borrower in any of the Loan Documents, as amended by and through this Amendment, was true and correct when made and is true and correct on and as of the date hereof (except for representations and warranties limited as to time or with respect to a specific event, which representations and warranties shall continue to be limited as to such time or event), with the same full force and effect as if each of such representations and warranties had been made by such Borrower on the date hereof and in this Amendment.

         (b) EVENTS OF DEFAULT. Except as previously disclosed to the Agent, no Event of Default exists on the date hereof (after giving effect to all of the arrangements and transactions contemplated by this Amendment), and no condition exists on the date hereof which would, with notice or the lapse of time, or both, constitute an Event of Default.

         (c) BINDING EFFECT OF DOCUMENTS.

                  1. This Amendment has been duly executed and delivered by the Borrower and Bridgestreet Canada and is in full force and effect as of the date hereof, and the agreements and obligations of the Borrower and Bridgestreet Canada contained herein constitute legal, valid and binding obligations of the Borrower and Bridgestreet Canada, enforceable against the Borrower and Bridgestreet Canada in accordance with their respective terms.

                  2. The obligations of the Borrower to repay to Fleet and Bank One all of the unpaid principal of each of the Revolving Loans made pursuant to the Credit Agreement, as amended hereby, to pay to Fleet and Bank One all of the unpaid interest accrued or to accrue thereon, and to pay to Fleet and Bank One all of the other obligations of the Borrower are and will continue to be entitled to all of the benefits and to all of the security created by the Credit Agreement, the other Loan Documents and the Security Documents.

         (i) First Chicago hereby represents and warrants to each of the Borrower and Bridgestreet Canada that First Chicago is a Person resident in Canada for purposes of the Income Tax Act (Canada).

         SECTION 6. GUARANTY BY BORROWER. The Borrower hereby guaranties (the "Borrower Guaranty") to First Chicago the full and punctual payment, performance and fulfillment of all liabilities, obligations and undertakings of Bridge-street Canada to First Chicago, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising or acquired (the "Obligations"). The Borrower Guaranty shall operate as a continuing and absolute guaranty of the due and punctual payment of the Obligations, and not of their collectibility only. If Bridgestreet Canada defaults in the payment or performance of the Obligations, the obligations of the Borrower under the Borrower Guaranty shall become immediately due and payable to First Chicago, without demand or notice of any kind, all of which are expressly waived. The Borrower waives any right that the Borrower may have to require First Chicago first to proceed against Bridgestreet Canada or against any other guarantor or any other person. The Borrower also waives any right that the Borrower may have to require First Chicago to realize on any security before proceeding against the Borrower for the enforcement of the Borrower Guaranty. The Borrower further waives any right that the Borrower may have against Bridgestreet Canada arising as a result of payment or other performance by the Borrower under the Borrower Guaranty, whether arising by way of any right of subrogation, contribution, reimbursement or otherwise. The liability of the Borrower under the Borrower Guaranty shall be unlimited.

         The Borrower agrees, as a principal and not as a guarantor only, to pay to First Chicago, on demand, all costs and expenses paid or incurred by First Chicago (including court costs and attorneys' fees) in connection with the Obligations, the Borrower Guaranty and the enforcement thereof.

         The Borrower waives presentment, demand, protest, notice of acceptance, notice of the Obligations incurred and all other notices of any kind and all defenses which may be available to the Borrower. The Borrower agrees to the provisions of any instrument, security or other writing evidencing or securing any of the Obligations and agrees that the obligations of the Borrower under the Borrower Guaranty shall not be released or discharged, in whole or in part, by:
(i) any renewals, extensions or postponements of the time of payment of any of the Obligations or any other forbearance or indulgence with respect thereto;
(ii) any rescissions, waivers, amendments or modifications of any of the terms of any agreement evidencing, securing or otherwise executed in connection with the Obligations; or (iii) the substitution or release of any security for the Obligations or of any other person primarily or secondarily liable on any of the Obligations, whether or not notice thereof shall be given to the Borrower. The enforcement of the Borrower Guaranty shall not be affected by the delay, neglect or failure of First Chicago to take any action with respect to any security, right, obligation, endorsement, guaranty or other means of collecting the Obligations which it may at any time hold, including perfection or enforcement thereof, or by any change with respect to Bridgestreet Canada in the form or manner of doing business. The Borrower agrees that the Borrower shall be and remain bound upon the Borrower Guaranty irrespective of any action, delay or omission by First Chicago in dealing with Bridgestreet Canada, any of the Obligations, any collateral therefor, or any person at any time liable with respect to the Obligations.

         If for any reason Bridgestreet Canada has no legal existence or is under no legal obligation to discharge any of the Obligations, or if any of the Obligations shall have become irrecoverable from Bridgestreet Canada by operation of law or for any other reason, or if any security for or other guaranty of the Obligations shall be found invalid, the Borrower shall nonetheless be and remain bound on the Borrower Guaranty.

         Any deposits or other sums at any time credited by or due from First Chicago to the Borrower, and any securities or other property of the Borrower at any time held by First Chicago may at all times be held and treated as security for all obligations of the Borrower under the Borrower Guaranty. Regardless of the adequacy of any security therefor, First Chicago may apply or set off such deposits or other sums against such obligations at any time, without notice to the Borrower.

         The Borrower Guaranty shall remain in full force and effect until receipt by First Chicago of written notice of the revocation of the Borrower Guaranty, and until such notice is acknowledged by an officer of First Chicago. Such notice shall not affect any Obligations incurred prior to receipt of such notice or Obligations incurred pursuant to any contract or commitment in existence prior to receipt of such notice, and all checks, drafts, notes, instruments and writings made by or for the account of Bridgestreet Canada and drawn on First Chicago or any of its agents purporting to be dated on or before the date of receipt of such notice, although presented to and paid or accepted by First Chicago after that date, shall form part of the Obligations. The Borrower Guaranty shall continue to be effective or be reinstated, notwithstanding any termination, if at any time any payment made or value received with respect to any of the Obligations is rescinded or must otherwise be returned by First Chicago due to the insolvency, bankruptcy or reorganization of Bridgestreet Canada or otherwise, all as though such payment had not been made or value received. The Borrower waives trial by jury in any action arising out of the Borrower Guaranty.

         The Borrower Guaranty shall be binding upon and inure to the benefit of the Borrower and First Chicago and their respective successors and assigns. No provision of the Borrower Guaranty may be amended or waived except by a writing signed by First Chicago. The invalidity or unenforceability of any one or more phrases, clauses or sections of the Borrower Guaranty shall not affect the validity or enforceability of the remaining portions of it.

         The Borrower hereby confirms to First Chicago that the Borrower Guaranty is entitled to all of the benefits and to all of the security created by the Security Documents.

         SECTION 7. MISCELLANEOUS.

         (a) FEES, COSTS AND EXPENSES. Upon execution of this Amendment: (i) Bridgestreet Canada shall pay to First Chicago a fee in the amount of Canadian $5,000 and (ii) the Borrower shall pay to Fleet, an amendment fee in the amount of US $3,500.

         (b) In addition to the foregoing fees, Borrower agrees to pay on demand all reasonable costs and expenses of the Agent, Fleet, Bank One and First Chicago, including without limitation all reasonable fees and expenses of counsel, in connection with the preparation, execution and delivery of this Amendment and the other documents and instruments to be delivered herewith.

         (c) NO OTHER CHANGES. Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement, the Revolving Credit Notes and each of the other Loan Documents and Security Documents remain unaltered, valid, binding and in full force and effect in the form existing immediately prior to the execution and delivery of this Amendment. Except as otherwise expressly provided by this Amendment, nothing herein is intended or shall be construed so as to: (a) limit, discharge, release, diminish or otherwise modify any indebtedness, obligations, liabilities or duties of Borrower, or (b) terminate, release, waive, or otherwise modify any mortgage, security interest, right, power or remedy of the Agent, Fleet, Bank One or First Chicago. This Amendment constitutes an instrument supplemental to the Credit Agreement and the other Loan Documents, which is to be construed together with and as part of the Loan Documents.

         (d) GOVERNING LAW. This Amendment is intended to take effect as a sealed instrument and shall be deemed to be a contract under the laws of the Commonwealth of Massachusetts. This Amendment and the rights and obligations of each of the parties hereto shall be governed by and interpreted and determined in accordance with the laws of the Commonwealth of Massachusetts.

         (e) BINDING EFFECT; ASSIGNMENT. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

         (f) COUNTERPARTS. This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute one agreement. It shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto in making proof of this Amendment. Executed facsimile signature pages of this Amendment shall be acceptable to each of the parties.

         (g) CONFLICT WITH OTHER AGREEMENTS. If any of the terms of this Amendment shall conflict in any respect with any of the terms of any of the Loan Documents, the terms of this Amendment shall be controlling.

                                       *

                                       *

                                       *

                                       *

                                       *

                                       *

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as an instrument under seal as of the date first above written.


BRIDGESTREET CANADA, INC.                    BRIDGESTREET ACCOMMODATIONS, INC.

By /s/ John Danneberg                        By  /s/  John Danneberg
  ------------------------                     -------------------------------
Title: Pres.                                 Title: Pres.
      --------------------                         ---------------------------


FIRST CHICAGO NBD BANK CANADA BANK ONE, N.A.

By                                           By
  ------------------------                     -------------------------------
Title:                                       Title:
      --------------------                         ---------------------------



FLEET NATIONAL BANK                          FLEET NATIONAL BANK, as AGENT

By                                           By
  ------------------------                     -------------------------------
Title:                                       Title:
      --------------------                         ---------------------------

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as an instrument under seal as of the date first above written.


BRIDGESTREET CANADA, INC.                    BRIDGESTREET ACCOMMODATIONS, INC.

By                                           By
  ------------------------                     -------------------------------
Title:                                       Title:
      --------------------                         ---------------------------


FIRST CHICAGO NBD BANK CANADA BANK ONE, N.A.

By                                           By
  ------------------------                     -------------------------------
Title:                                       Title:
      --------------------                         ---------------------------



FLEET NATIONAL BANK                          FLEET NATIONAL BANK, as AGENT

By/s/Helen K. Balboni                        By/s/Helen K. Balboni
  ------------------------                     -------------------------------
Title:Vice President                         Title:Vice President
      --------------------                         ---------------------------

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as an instrument under seal as of the date first above written.


BRIDGESTREET CANADA, INC.                    BRIDGESTREET ACCOMMODATIONS, INC.

By                                           By
  ------------------------                     -------------------------------
Title:                                       Title:
      --------------------                         ---------------------------


FIRST CHICAGO NBD BANK CANADA BANK ONE, N.A.

By                                           By/s/ Thomas R. Utgard
  ------------------------                     -------------------------------
Title:                                       Title:Vice President
      --------------------                         ---------------------------



FLEET NATIONAL BANK                          FLEET NATIONAL BANK, as AGENT

By                                           By
  ------------------------                     -------------------------------
Title:                                       Title:
      --------------------                         ---------------------------

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as an instrument under seal as of the date first above written.


BRIDGESTREET CANADA, INC.                    BRIDGESTREET ACCOMMODATIONS, INC.

By                                           By
  ------------------------                     -------------------------------
Title:                                       Title:
      --------------------                         ---------------------------


FIRST CHICAGO NBD BANK CANADA BANK ONE, N.A.

By/s/????????????????                        By
  ------------------------                     -------------------------------
Title: VP                                    Title:
      --------------------                         ---------------------------



FLEET NATIONAL BANK                          FLEET NATIONAL BANK, as AGENT

By                                           By
  ------------------------                     -------------------------------
Title:                                       Title:
      --------------------                         ---------------------------


------------------------------------------------------------------------------------------------------------------------------------
SCHEDULE 1
----------



                                                          REVISED             REVISED             CURRENT             REVISED
NAME AND ADDRESS OF BANK        COMMITMENT               COMMITMENT          COMMITMENT %       OUTSTANDINGS        OUTSTANDINGS
------------------------        ----------               ----------          -------------      ------------        ------------
Fleet Bank                      20,000,000.00            20,000,000.00        92.23815893%        6,480,000.00        7,471,290.87
One Federal Street
Boston, MA 02110

Bank One                         5,000,000.00             1,683,000.00         7.76184107%        1,620,000.00          628,709.13
50 South Main Street
Akron, OH 44309

Total U.S. Commitment           -------------            -------------       ------------         -------------       ------------
                                25,000,000.00            21,683,000.00       100.00000000%        8,100,000.00        8,100,000.00
                                =============            =============       =============        ============        ============


                                  CURRENT                  PLANNED
                                  CANADIAN              DRAW/(PAYDOWN)       DRAW/(PAYDOWN)          REVISED
                                 O/S (CND$)                 (CND$)               (US$)              O/S (CND$)
                                 ----------             --------------       --------------         ----------

First Chicago NBD, Canada              0.00              5,000,000.00         3,317,000.00          5,000,000.00


          Fleet's Exchange Rate as of   3-MAY-99       0.66340

------------------------------------------------------------------------------------------------------------------------------------

                                                                Schedule 6.19


                                                                   NUMBER OF                              NUMBER OF        PAR OR
                                                 CLASS OF         AUTHORIZED           NUMBER OF         OUTSTANDING    LIQUIDATION
ISSUER                       RECORD OWNER        SHARES             SHARES           ISSUED SHARES          SHARES         VALUE
------                       ------------        ------             ------           -------------          ------         -----
                                                             DOMESTIC SUBSIDIARIES
                                                             ---------------------

Corporate                BridgeStreet            Common              10,000              1,000               1,000           $0.01
Lodgings, Inc            Accommodations, Inc.    Preferred            none

BridgeStreet             BridgeStreet            Common              10,000              1,000               1,000           $0.01
Maryland, Inc.           Accommodations, Inc.    Preferred            none

Temporary                BridgeStreet            Common              10,000              1,000               1,000           $0.01
Housing Experts,         Accommodations, Inc.    Preferred            none
Inc.

Temporary                BridgeStreet            Common              10,000              1,000               1,000           $0.01
Corporate Housing,       Accommodations, Inc.    Preferred            none
Inc.

BridgeStreet             BridgeStreet            Common              10,000              1,000               1,000           $0.01
Nevada, Inc.             Accommodations, Inc.    Preferred            none

BridgeStreet             BridgeStreet            Common              10,000              1,000               1,000           $0.01
Colorado, Inc.           Accommodations, Inc.    Preferred            none

BridgeStreet             BridgeStreet            Common              10,000              1,000               1,000           $0.01
Arizona, Inc.            Accommodations, Inc.    Preferred            none

HAI Acquisition,         BridgeStreet            Common              10,000              1,000               1,000           $0.01
Corp.                    Accommodations, Inc.    Preferred            none

BridgeStreet             BridgeStreet            Common              10,000              1,000               1,000           $0.01
North Carolina, Inc.     Accommodations, Inc.    Preferred            none

BridgeStreet             BridgeStreet            Common              10,000              1,000               1,000           $0.01
Raleigh, Inc.            Accommodations, Inc.    Preferred            none

BridgeStreet             BridgeStreet            Common              10,000              1,000               1,000           $0.01
California, Inc.         Accommodations, Inc.    Preferred            none


                                                                 FOREIGN SUBSIDIARIES
                                                                 --------------------

BridgeStreet             BridgeStreet            Common               894,048           751,000            751,000           $1.00
Canada, Inc.             Accommodations, Inc.    Exchangeable

BridgeStreet             BridgeStreet            Common             2,000,000         1,000,000          1,000,000        (pound) 1
Accommodations, Ltd.     Accommodations, Inc.    Preferred            none                                             (sterling)

Loryt(1), Ltd.           BridgeStreet            Common                   100              100                 100        (pound) 1
                         Accommodations, Inc.    Preferred            none                                             (sterling)

BridgeStreet             BridgeStreet            Common                   100              100                 100        (pound) 1
Accommodations           Accommodations, Inc.    Preferred            none                                             (sterling)
London, Ltd.


In process of being struck from the Companies House register
BridgeStreet International       N/A                N/A                N/A                N/A                 N/A            N/A
Accommodations, Ltd.


In process of being struck from the Companies House register
BridgeStreet                     N/A                N/A                N/A                N/A                 N/A            N/A
International Suites, Ltd.